MYRIAD INTERACTIVE MEDIA, INC.

STOCK OPTION AGREEMENT

GRANTED UNDER THE 2007 STOCK OPTION PLAN

This Stock Option Agreement (the “Agreement”) evidences the grant by Myriad Interactive Media, Inc., a Delaware corporation (the “Company”), on July 29, 2011, (the “Grant Date”) to Leandro Dumlao, (the “Optionee”), of an option to purchase, in whole or in part, on the terms provided herein and in the Company’s 2007 Stock Option Plan (the “Plan”), a total of 1,500,000 shares (the “Shares”) of common stock, $0.001 par value per share of the Company’s Common Stock at $0.10 per Share. Unless earlier terminated, this option shall expire on July 29, 2013 (the “Final Exercise Date”).

It is intended that the option evidenced by this agreement shall, to the extent it so qualifies, be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended and any regulations promulgated there under (the "Code"). To the extent that the option does not on the date of grant, or hereafter ceases to, qualify as an incentive stock option, it shall be a non-qualified stock option. Except as otherwise indicated by the context, the term "Participant", as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

Vesting Schedule:

Subject to the terms and conditions set forth in this Agreement, this option will become exercisable (“vest”) immediately upon the signing of the Agreement by the Company and Leandro Dumlao.

Notice and Payment:

Any exercisable portion of this Stock Option may be exercised only by:

(a) delivery of a written notice to the Company prior to the time when such Stock Option becomes un-exercisable herein, stating the number of shares being purchased and complying with all applicable rules established by the Plan Administrator;

(b) payment in full of the exercise price of such Option by, as applicable by delivery of:

(i) cash or check for an amount equal to the aggregate Stock Option exercise price for the number of shares being purchased,

(ii) in the discretion of the Plan Administrator, upon such terms as the Plan Administrator shall approve, a copy of instructions to a broker directing such broker to sell the Common Stock for which such Option is exercised, and to remit to the Company the aggregate exercise price of such Stock Option (a “cashless exercise”), or

(iii) at the discretion of the Plan Administrator, upon such terms as the Plan Administrator shall approve, shares of the Company’s Common Stock owned by the Optionee, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the aggregate purchase price of the shares with respect to which such Stock Option or portion is thereby exercised (a “stock-for-stock exercise”);

(c) payment of the amount of tax required to be withheld (if any) by the

Company, or any parent or subsidiary corporation as a result of the exercise of a Stock Option. At the discretion of the Plan Administrator, upon such terms as the Plan Administrator shall approve, the Optionee may pay all or a portion of the tax withholding by:

(i)                   cash or check payable to the Company,

(ii)                 a cashless exercise,

(iii)                a stock-for-stock exercise, or

(iv)               a combination of one or more of the foregoing payment methods; and

(d) delivery of a written notice to the Company requesting that the Company direct the transfer agent to issue to the Optionee (or his designee) a certificate for the number of shares of Common Stock for which the Option was exercised or, in the case of a cashless exercise, for any shares that were not sold in the cashless exercise. Notwithstanding the foregoing, the Company, in its sole discretion, may extend and maintain, or manage for the extension and maintenance of credit to any Optionee to finance the Optionee’s purchase of shares pursuant to the exercise of any Stock Option, on such terms as may be approved by the Plan Administrator, subject to applicable regulations of the Federal Reserve Board and any other laws or regulations in effect at the time such credit is extended.

Terms of Option:

No Option shall be exercisable after the expiration of the earliest of:

(a) two years after the date the Option is granted,

(b) three months after the date the Optionee’s employment with the Company and its subsidiaries terminates, or a Non-Employee Director or Consultant ceases to provide services to the Company, if such termination or cessation is for any reason other than Disability or death,

(c) one year after the date the Optionee’s employment with the Company, and its subsidiaries, terminates, or a Non-Employee Director or Consultant ceases to provide services to the Company, if such termination or cessation is a result of death or Disability; provided, however, that the Option agreement for any Option may provide for shorter periods in each of the foregoing instances. In the case of an Incentive Stock Option granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any of its parent or subsidiary corporations, the term set forth in (a) above shall not be more than five years after the date the Option is granted.

Exercise of an Option:

No Option shall be exercisable during the lifetime of the Optionee by any person other than the Optionee. Subject to the foregoing, the Plan Administrator shall have the power to set the time or times within which each Option shall be exercisable and to accelerate the time or times of exercise. To the extent that an Optionee has the right to exercise an Option and purchase shares pursuant hereto, the Option may be exercised from time to time by written notice to the Company, stating the number of shares being purchased and accompanied by payment in full of the exercise price for such shares.

No Transfer of Option:

No Option shall be transferable by an Optionee otherwise than by will or the laws of descent and distribution.

Restriction on Issuance of Shares:

The issuance of Options and shares shall be subject to compliance with all of the applicable requirements of law with respect to the issuance and sale of securities, including, without limitation, any required qualification under state securities laws.

Investment Representation:

Any Optionee may be required, as a condition of issuance of shares covered by his or her Option, to represent that the shares be acquired pursuant to exercise will be acquired for investment and without a view toward distribution thereof, and in such case, the Company may place a legend on the share certificate(s) evidencing the fact that they were acquired for investment and cannot be sold or transferred unless registered under the Securities Act of 1933, as amended, or unless counsel for the Company is satisfied that the circumstances of the proposed transfer do not require such registration.

Rights as a Shareholder or Employee:

An Optionee or transferee of an Option shall have no right as a stockholder of the Company with respect to any shares covered by an Option until the date of the issuance of a share certificate for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether cash, securities, or other property), or distributions or other rights for which the record date is prior to the date such share certificate is issued, except as provided in paragraph (m) below. Nothing in the Plan or in any Option agreement shall confer upon any employee any right to continue in the employ of the Company or any of its subsidiaries or interfere in any way with any right of the Company or any subsidiary to terminate the Optionee’s employment at any time.

No Fractional Shares:

In no event shall the Company be required to issue fractional shares upon the exercise of an Option.

Exercise in the Event of Death:

In the event of the death of the Optionee, any Option or unexercised portion thereof granted to the Optionee, to the extent exercisable by him or her on the date of death, may be exercised by the Optionee’s personal representatives, heirs, or legatees subject to the provisions of paragraph (d) above.

Recapitalization or Reorganization of the Company:

Except as otherwise provided herein, appropriate and proportionate adjustments shall be made:

(1) in the number and class of shares subject to the Plan,

(2) to the Option rights granted under the Plan, and

(3) in the exercise price of such Option rights, in the event that the number of shares of common Stock of the Company are increased or decreased as a result of a stock dividend (but only on Common Stock), stock split, reverse stock split, recapitalization, reorganization, merger, consolidation, separation, or like change in the corporate or capital structure of the Company. In the event there shall be any other change in the number or kind of the outstanding shares of Common Stock of the Company, or any stock or other securities into which such common stock shall have been changed, or for which it shall have been exchanged, whether by reason of a complete liquidation of the Company or a merger, reorganization, or consolidation with any other corporation in which the Company is not the surviving corporation, or the Company becomes a wholly-owned subsidiary of another corporation, then if the Plan Administrator shall, in its sole discretion, determine that such change equitably requires an adjustment to shares of Common Stock currently subject to Options under the Plan, or to prices or terms of outstanding Options, such adjustment shall be made in accordance with such determination.

To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustment shall be made by the Plan Administrator, the determination of which in that respect shall be final, binding, and conclusive. No right to purchase fractional shares shall result from any adjustment of Options pursuant to this Section. In case of any such adjustment, the shares subject to the Option shall be rounded down to the nearest whole share. Notice of any adjustment shall be given by the Company to each Optionee whose Options shall have been so adjusted and such adjustment (whether or not notice is given) shall be effective and binding for all purposes of the Plan.

In the event of a complete liquidation of the Company or a merger, reorganization, or consolidation of the Company with any other corporation in which the company is not the surviving corporation, or the Company becomes a wholly-owned subsidiary of another corporation, any unvested Options granted under the Plan shall be deemed to be immediately vested and the Optionee shall have the right to exercise such Option in whole or in part without regard to any installment exercise provisions in the Option agreement.

Modification, Extension and Renewal of Options:

Subject to the terms and conditions and within the limitations of the Plan, the Plan Administrator may modify, extend or renew outstanding options granted under the Plan and accept the surrender of outstanding Options (to the extent not theretofore exercised). The Plan Administrator shall not, however, without the approval of the Board, modify any outstanding Incentive Stock Option in any manner that would cause the Option not to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code. Notwithstanding the foregoing, no modification of an Option shall, without the consent of the Optionee, alter or impair any rights of the Optionee under the Option.

Other Provisions:

Each Option may contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Plan Administrator.

IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer. This option shall take effect immediately.

MYRIAD INTERACTIVE MEDIA, INC.

Dated:___________ day of ________________, 2011

Signature: ______________________________________

Title: ______________________________________

PARTICIPANT'S ACCEPTANCE

Dated:___________ day of ________________, 2011

The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof.

PARTICIPANT:

______________________________________

Signature

______________________________________

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